EXHIBIT 10.30

                      STOCK AND WARRANT PURCHASE AGREEMENT

                  THIS STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of the 12th day of August, 2001, by and among Viador Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule I hereto
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(individually, an "Investor" and, collectively, the "Investors").
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                  THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       Purchase and Sale of Stock and Warrants.
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1.1. Sale and Issuance of Stock. On the terms and subject to the conditions of
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this Agreement, the Company agrees to sell to each of the Investors and each
Investor agrees to purchase from the Company in cash, the number of shares of Common Stock, par value $0.001 per share (the "Shares"), and a warrant to
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purchase the number of shares of Common Stock (each a "Warrant" and,
                                                       -------
collectively, the "Warrants") set forth opposite the name of such Investor on
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Schedule I hereto, for the purchase price of $0.27 per share, or an aggregate purchase price of Four Million Dollars ($4,000,000). The Shares and the Warrants are sometimes referred to herein as the "Securities."
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1.2. The Closing. The purchase and sale of the Securities (the "Closing") shall
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be held at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero
Place, 2200 Geng Road, Palo Alto, California, or in a location as mutually agreed, as soon as practicable following satisfaction of the closing conditions set forth in Section 5 hereof, or such later date as the Investors and the Company may agree upon (the "Closing Date"). At the Closing, the Investors shall
                             ------------
purchase on a pro rata basis that number of Shares and Warrants set forth opposite such Investor's name on Schedule I and the Company will deliver or
                                 ----------
cause to be delivered by its transfer agent to each Investor a certificate evidencing the Shares and the Warrants that such Investor is purchasing, in the name of such Investor (or any designee of such Investor), against payment of the purchase price therefor by check or wire transfer.

2. Representations and Warranties of the Company. The Company hereby represents
   ---------------------------------------------
and warrants to the Investors that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit A (the "Schedule of Exceptions"), which
                              ---------       ----------------------
exceptions shall be deemed to be representations and warranties made hereunder:

2.1. Organization, Good Standing and Qualification; Subsidiaries. The Company is
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a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. Except as disclosed in the Company SEC Documents (as defined in Section 2.8), the Company does not, directly or indirectly, own any equity in any other corporation, partnership, joint venture or other business association or entity.

2.2.     Capitalization.  The authorized capital stock of the Company consists,
         --------------
 or will consist immediately prior to the Closing, of:

(a) 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock"), none of which are issued or outstanding immediately prior to
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the Closing (or the First Tranche Closing, if applicable).

(b) 100,000,000 shares of Common Stock, par value $0.001 per share (the "Common
                                                                         ------
Stock"), 18,317,997 shares of which are issued and outstanding and 2,962,963 of
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which have been reserved solely for issuance upon exercise of the Warrants. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance in all material respects with all applicable federal and state securities laws.

(c) The Company has reserved 11,235,741 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1999 Stock Incentive Plan (the "Stock Plan"). Of such reserved shares of Common Stock, options to purchase 5,200,901 shares have been granted and are currently outstanding, and 4,024,406 shares of Common Stock remain available for issuance pursuant to the Stock Plan. In addition, the Company has reserved 994,297 shares of Common Stock for purchase by employees under its 1999 Employee Stock Purchase Plan and 1,250,000 shares of Common Stock for issuance pursuant to outstanding warrants.

2.3. Authorization. All corporate action on the part of the Company, its
     -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities being sold hereunder and the Common Stock issuable upon exercise of the Warrants has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby, except for (w) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country; (x) such filings, if any, as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"); and (y) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a material adverse effect on the Company and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.


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


2.4. Valid Issuance of Shares. The Shares, when issued, sold and delivered in
     ------------------------
accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon exercise of the Warrants has been duly and validly reserved for issuance and, is free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Subject to the truth and accuracy of the Investors' representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").
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2.5. Compliance with Other Documents. The execution and delivery of this
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Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the Company's Second Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") or Bylaws or of any contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect on the Company's business, financial condition or results of operations and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

2.6. Litigation. Except as disclosed in the Company SEC Documents filed from
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time to time with the U.S. Securities and Exchange Commission (the "SEC"), there are no actions, proceedings or, to the knowledge of the Company, investigations pending against the Company that, either in any case or in the aggregate, would result in any material adverse change in the business, financial condition or results of operations of the Company or would prevent, or materially alter or delay, any of the transactions contemplated by this Agreement.

2.7. Intellectual Property. The Company owns or possesses sufficient legal title
     ---------------------
or rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets and know how (collectively, "Intellectual Property")
                                                       ---------------------
necessary for its business as now conducted without any conflict with, or infringement of, the rights of others. To the knowledge of the Company, there has been no unauthorized use or infringement of any of the Intellectual Property of the Company by any third party. The Company has not received any written communications alleging that the Company has violated any of the Intellectual Property of any other person or entity. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of its employees or officers is now obligated.

2.8. SEC Documents; Financial Statements. The Company has made available to the
     -----------------------------------
Investors a true and complete copy of each report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Act), definitive proxy statement and other filings made with the SEC by the Company since October 26, 1999 and, prior to the Closing, the Company will have furnished to the Investors true and complete copies of any additional documents filed with the SEC by the Company (collectively, the "Company SEC Documents") prior to the
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


Closing. The Company has timely filed all forms, statements and documents
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required to be filed by it with the SEC and The Nasdaq National Market since
October 26, 1999. In addition, the Company has made available to the Investors all exhibits to the Company SEC Documents filed prior to the date hereof, and will promptly make available to the Investors all exhibits to any additional Company SEC Documents filed prior to the Closing (or the First Tranche Closing, if applicable). As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Act, and none of the
                                       --------
Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected, supplemented or superseded by a subsequently filed Company SEC Document. The financial statements of the Company, including the notes thereto, included in the Company SEC Documents (the "Company Financial Statements") were complete and correct in
                    ----------------------------
all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a basis consistent throughout
                                 ----
the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Company Financial Statements fairly present the consolidated financial condition and operating results of the Company and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments).

2.9. Absence of Certain Changes. Except as disclosed in the Company SEC
     --------------------------
Documents, and except pursuant to the transactions contemplated by this Agreement, since the date of such periodic reports, the Company has conducted its business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (regardless of whether covered by insurance) that has resulted in, or might reasonably be expected to result in, a material adverse effect to the Company; (ii) any acquisition, sale or transfer of any material asset of the Company or any of its subsidiaries other than in the ordinary course of business; (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company except as required under GAAP or any revaluation by the Company of any of its or any of its subsidiaries' assets; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock; (v) any amendment or change to the Company's Certificate of Incorporation or Bylaws; or
(vi) any agreement to do any of the things described in the preceding clauses
(i) through (v).

2.10. Broker's or Finders' Fee.  A commission of 6% of the aggregate proceeds
      ------------------------
received from the Investors is payable to Mr. Yeung Hungyeung. Except for this commission, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with the transactions contemplated by this Agreement.


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


3.   Representations and Warranties of the Investor.  Each Investor hereby
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 represents and warrants that:

3.1. Authorization.  Such Investor has full power and authority to enter
     -------------
into this Agreement and this Agreement constitutes the valid and legally binding obligation of such Investor, enforceable in accordance with its terms.

3.2. Investigation. Such Investor acknowledges that it has had access to all the
     -------------
information about the Company it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to discuss the business, affairs and current prospects of the Company with the Company's officers. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of such Investor to rely thereon.

3.3. Investment Experience. Such Investor is an investor in securities of
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companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Securities.

3.4. Accredited Investor. Such Investor is an "Accredited Investor" as such term
     -------------------                       -------------------
is defined in Regulation D adopted by the SEC.

3.5. Purchase Entirely for Own Account. This Agreement is made with such
     ---------------------------------
Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.6. 13D Group. Each Investor represents that it is not affiliated with any
     ---------
other Investor and that with respect to the Voting Securities (as defined below) of the Company, such Investor shall not be deemed to be part of a group of persons with any other Investor ("13D Group") that was formed for the purpose of
                                  ---------
acquiring, holding, voting or disposing of such Voting Securities which would require, under Section 13(d) of the 1934 Act and the rules and regulations thereunder, such Investor to file a statement on Schedule 13D with the SEC as a "person" within the meaning of Section 13(d)(3) of the 1934 Act if such
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Investors beneficially owned Voting Securities representing more than 5% of the total combined voting power of all such Voting Securities then outstanding.

3.7. Restricted Securities. Such Investor understands that the Securities it is
     ---------------------
purchasing are characterized as "restricted securities" under the federal
                                 ---------------------
securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In the absence of an effective registration statement covering the Securities (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Act, the Securities (and any Common Stock issued on conversion thereof) must be held indefinitely. In this connection, such Investor represents that it is familiar with Rule 144 promulgated by the Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.8. Tax Advisors. Such Investor has reviewed with such Investor's own tax
     ------------
advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Such Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that such Investor (and not the Company) shall be responsible for such Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.9. Further Representations by Foreign Investors. If such Investor is not a
     --------------------------------------------
United States person, such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Investor's subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of its jurisdiction.

3.10. Authorizations. All authorizations, approvals or permits, if any, of any
      --------------
governmental authority or regulatory body that are required to be obtained by such Investor in connection with the lawful issuance and sale of the Securities pursuant to this Agreement have been duly obtained and shall be effective on and as of the Closing except for any filing and procedures applicable under the HSR Act.

3.11. Broker's or Finders' Fee. Such Investor has not incurred, nor will it
      ------------------------
incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with the transaction contemplated by this Agreement.

3.12. Legends.  It is understood that the certificates evidencing the Shares
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may bear a legend in substantially the following form:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."


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


4.   Covenants of the Company and the Investors.
     ------------------------------------------

4.1. Market Stand-Off. In connection with any underwritten public offering by
     ----------------
the Company of its equity securities pursuant to an effective registration statement filed under the Act, none of the Investors shall Transfer (as defined below) or offer to Transfer any of the Securities without the prior written consent of the Company and its underwriters provided, that this restriction (the "Market Stand-Off") applies only if such underwriters determine, in their sole
 ----------------
discretion, that the Market Stand-Off is necessary for the success of the offering. Assuming that such Market-Stand-off is necessary as determined above, it shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that (i) such Market Stand-Off shall not exceed one hundred and eighty (180) days, and (ii) the Investors shall be subject to the Market Stand-Off only if the officers and directors of the Company are also subject to similar restrictions. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Securities until the end of the applicable stand-off period. As used in this Agreement, the term "Transfer" shall mean any sale, transfer, assignment,
                     --------
hypothecation, encumbrance or other disposition, whether voluntary or involuntary, of shares of the Shares. In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee's sale or a sale by any secured creditor or a retention by the secured creditor of the pledged shares of the Shares in complete or partial satisfaction of the indebtedness for which the shares of the Shares are security.

4.2. Standstill Provision. For a period (the "Restricted Period") commencing on
     --------------------                     -----------------
the Closing Date and ending on the earlier of (i) the tenth anniversary of the Closing Date or (ii) the occurrence of a "Significant Event" (as defined below),
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Investors shall not, without the prior written consent of the Company or its
Board of Directors:

(a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company nor any subsidiary thereof, or of any successor to or person in control of the Company, or any assets of the Company or any subsidiary or division thereof or of any such successor or controlling person;

(b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules of the
 ------------      -------
SEC, or seek to advise or influence any person or entity with respect to the voting of any voting securities of the Company;

(c) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the other party or any of its securities or assets;


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


(d) form, join or in any way participate in a "group" as defined in Section
                                               -----
13(d)(3) of the 1934 Act in connection with any of the foregoing;

(e) otherwise act or seek to control or influence the management, Board of Directors or policies of the Company except as expressly provided herein;

(f) take any action that could reasonably be expected to require the Company to make a public announcement regarding the possibility of any of the events described in clauses (a) through (e) above; or

(g) request the Company or any of its representatives, directly or indirectly, to amend or waive any provision of this paragraph.

    During this Restricted Period, Investors shall promptly advise the
Company of any inquiry or proposal made to it with respect to any of the foregoing. For purposes of this Agreement, (i) "Significant Event" shall mean,
                                                -----------------
with respect to the Company, any of (A) the acquisition by any person or "13D Group" of beneficial ownership of "Voting Securities" (as defined below) of the
                                   -----------------
Company representing 15% or more of the then outstanding Voting Securities of the Company; (B) the announcement or commencement by any person or 13D Group of a tender or exchange offer to acquire Voting Securities of the Company which, if successful, would result in such person or 13D Group owning, when combined with any other Voting Securities of the Company owned by such person or 13D Group, 15% or more of the then outstanding Voting Securities of the Company; or (C) the entry into by the Company, or determination by the Company to seek to enter into, any merger, sale or other business combination transaction pursuant to which the outstanding shares of common stock of the Company would be converted into cash or securities of another person or 13D Group or 50% or more of the then outstanding shares of common stock of the Company would be owned by persons other than the then current holders of shares of common stock of the Company, or which would result in all or a substantial portion of the Company's assets being sold to any person or 13D Group; and (ii) "Voting Securities" shall mean, with
                                           -----------------
respect to the Company, at any time shares of any class of capital stock of the Company which are then entitled to vote generally in the election of directors; provided, that for purposes of this definition any securities which at such time are convertible or exchangeable into or exercisable for shares of common stock of the Company shall be deemed to have been so converted, exchanged or exercised.

4.3. Lock-Up Provision. For a period of one hundred and eighty (180) days from
     -----------------
the Closing Date, Investors shall not Transfer or offer to Transfer any of the Securities (or any securities issued upon conversion or exercise of the Securities) without the prior written consent of the Company. For a period of one hundred and eighty (180) days from the Closing Date, Investors shall not exercise any Warrants issued under this Agreement. To enforce this lock-up provision, the Company may impose stop-transfer instructions with respect to the Securities until the end of the applicable lock-up period.

4.4. Further Limitations on Disposition. Without in any way limiting the
     ----------------------------------
representations set forth in Section 3 above, each Investor agrees that (i) within ten (10) business days of any disposition or Transfer by an Investor of its Securities, such Investor shall provide written notice thereof to the

Company and (ii) it shall not make any disposition of all or any portion of the Securities (or any securities issued upon conversion or exercise of the Securities) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Section 3 above and:

(a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

4.5. Listing of Additional Shares.  Promptly following the execution of this
     ----------------------------
Agreement, the Company shall file with The Nasdaq National Market a Notification Form as necessary.

4.6. Registration of Shares. If the Company shall determine to register any of
     ----------------------
its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will (i) promptly give to each Investor written notice thereof; and (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all of the Shares specified in a written request or requests, made by any Investor within twenty (20) days after the written notice from the Company described in
(i) above. Such Investor's written request may specify all or a part of his or her Shares.

(a) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant this Section 4.6. In such event the right of any Investor to registration pursuant to this Section
4.6 shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Shares in the underwriting to the extent provided herein. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the holders of other securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

(b) Notwithstanding any other provision of this Section 4.6, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the


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


representative may (subject to the limitations set forth below) exclude all Shares from, or limit the number of Shares to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter on a pro rata basis among the holders of securities requesting registration according to the total amount of securities entitled to be included therein owned by each selling holder of securities or in such other proportions as shall mutually be agreed to by such selling holders of securities. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) If shares are so withdrawn from the registration or if the number of Shares to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn.

5. Conditions to the Investor's Obligation at Closing.  The obligation of the
   --------------------------------------------------
Investors to purchase the Securities at the Closing is subject to the fulfillment to the Investors' satisfaction on or prior to the Closing of the following conditions:

5.1. Representations and Warranties. The representations and warranties made by
     ------------------------------
the Company in Section 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement. The President of the Company shall deliver at the Closing a certificate stating that the condition specified in the preceding sentence has been fulfilled.

5.2. Covenants.  The Company shall have performed and complied in all material
     ---------
respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3. Authorizations. All authorizations, approvals or permits, if any, of any
     --------------
governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. All waiting periods, if any, under the HSR Act applicable to the issuance of the Securities hereunder shall have expired or have been terminated.

5.4. Absence of Governmental or Other Objection. There shall be no pending or
     ------------------------------------------
threatened lawsuit challenging the transaction by any body or agency of the federal, state or local government or by any third party, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing.

5.5. No Material Adverse Change.  From the date hereof until the Closing
     --------------------------
Date, there shall have occurred no material adverse effect on the Company's business, financial condition or results of operations.

5.6. Delivery of Share Certificates and Warrants. On the Closing Date, the
     -------------------------------------------
Company shall have delivered, or shall have caused to be delivered, to each Investor a stock certificate representing the Shares being purchased by such Investor and a Warrant to purchase the number of shares set forth opposite such Investor's name in the column titled "Warrant Shares" on Schedule I.
                                      --------------

5.7. Issuance of Warrants. On the Closing Date, the Company shall have delivered
     --------------------
a warrant to the Investors in substantially the form attached hereto as Exhibit B representing the right to purchase the number of shares of Common Stock indicated across from the Investor's name in the column titled, "Warrant Shares"
                                                                 --------------
on Schedule I.

6.   Conditions to the Company's Obligations at Closing.  The obligation of
     --------------------------------------------------
the Company to sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

6.1. Representations and Warranties. The representations and warranties of the
     ------------------------------
Investors contained in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement.

6.2. Authorizations. All authorizations, approvals or permits, if any, of any
     --------------
governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. All waiting periods, if any, under the HSR Act applicable to the issuance of the Securities hereunder shall have expired or have been terminated.

6.3. Absence of Governmental or Other Objection. There shall be no pending or
     ------------------------------------------
threatened lawsuit challenging the transaction by any body or agency of the federal, state or local government or by any third party, and the consummation of the transaction shall not have been enjoined by a court of competent jurisdiction as of the Closing.

6.4. Payment of Purchase Price.  Each of the Investors shall have delivered
     -------------------------
to the Company the purchase price for the Securities, as set forth on Schedule I
                                                                      ----------
attached hereto.


7.   Miscellaneous.
     -------------

7.1. Governing Law.  This Agreement shall be governed in all respects by the
     -------------
laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without regard to the conflict of law provisions thereof.

7.2. Survival. The representations and warranties set forth in Sections 2 and 3
     --------
shall survive until the Closing. The covenants and agreements set forth in
Section 4 shall survive in accordance with their terms.


7.3. Successors and Assigns. Except as otherwise expressly provided herein, the
     ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investors may not assign their rights hereunder without the prior written consent of the Company.

7.4. Entire Agreement.  This Agreement constitutes the entire understanding and
     ----------------
 agreement between the parties with regard to the subject matter hereof.

7.5. Notices. Except as otherwise provided, all notices and other communications
     -------
required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier,
(i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to the Investors, at such Investors' addresses set forth on Schedule I attached hereto, or at such other addresses as the Investors shall have furnished to the Company in writing, or (b) if to the Company, at its address as set forth below, or at such other address as the Company shall have furnished to the Investors in writing:

If to the Company:

                  Viador Inc.
                  2000 Charleston Rd., Suite 1000
                  Mountain View, California  94043
                  Attn:  Alice Pilch
                  Facsimile Number:  (408) 735-8926

                  with a copy to:

                  Brobeck, Phleger & Harrison LLP
                  Two Embarcadero Place
                  2200 Geng Road
                  Palo Alto, California 94303
                  Attn:  Curtis Mo
                  Facsimile Number:  (650) 496-2885

7.6. Amendments and Waivers. Any term of this Agreement may be amended and the
     ----------------------
observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Securities. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of such securities and the Company.

7.7. Expenses. The Company and the Investors shall each bear their own legal and
     --------
other expenses with respect to the transaction provided, however, that upon Closing, the Company shall reimburse the reasonable expenses of Investors in connection with the transaction up to Twenty-Five Thousand Dollars ($25,000).

7.8. Titles and Subtitles.  The titles of the paragraphs and subparagraphs
     --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.9. Counterparts.  This Agreement may be executed in counterparts, each of
     ------------
which shall be an original, but all of which together shall constitute one instrument.

7.10. Severability. If one or more provisions of this Agreement are held to be
      ------------
unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.11. Confidentiality. The parties hereto agree that, except with the prior
      ---------------
written permission of the other party, it shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of its obligations hereunder.

                                 *****

                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                VIADOR INC.


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:


                                INVESTORS:

                                Yeung Hungyeung


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:


                                Wang Zihan

                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:


                                Magison Investment Ltd.


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:

                                   Schedule I
                                   ----------


Name and Address             Number of
  of Investor            Shares Purchased     Purchase Price    Warrant Shares
  -----------            ----------------     --------------    --------------
Yeung Hungyeung              5,555,556          $1,500,000        1,111,110
Wang Zihan                   5,555,556          $1,500,000        1,111,110
Magison Investment Ltd.      3,703,704          $1,000,000          740,741


                                    Exhibit A

                             Schedule of Exceptions

                                                                   EXHIBIT 10.31



                                    Exhibit B

                                 Form of Warrant